UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026

RRE Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43260	98-1924642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5355 Town Center Road

Boca Raton, Florida 33486

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (786) 359-4103

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	RREVU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	RREV	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, at an exercise price of $11.50 per share	RREVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 29, 2026, RRE Ventures Acquisition Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”), as representative of the several underwriters (the “Underwriters”), relating to the initial public offering (“IPO”) of the Company’s units (the “Public Units”). Each Public Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Public Shares”), and one-third of one redeemable warrant of the Company (each, a “Public Warrant”), with each whole Public Warrant entitling the holder thereof to purchase one Public Share for $11.50 per share.

The Underwriting Agreement provides for the offer and sale of 25,000,000 Units at a price of $10.00 per Unit (the “Firm Units”). Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 45-day option to purchase up to an aggregate of 3,750,000 additional Units (the “Additional Units”) to cover over-allotments, if any. The purchase price payable by the Underwriters for the Firm Units and Additional Units is $9.40 and $9.50, respectively, per Unit. In addition, the Company agreed to pay the Underwriters a deferred discount as described in the prospectus contained in the Registration Statement (as defined below).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-294904) for the IPO, originally filed with the U.S. Securities and Exchange Commission on April 6, 2026 (as amended, the “Registration Statement”):

•

A Warrant Agreement, dated April 29, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated April 29, 2026, by and among the Company, the Company’s sponsor, RRE Sponsor, LLC (the “Sponsor”), and each of the officers and directors of the Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

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An Investment Management Trust Agreement, dated April 29, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

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A Registration Rights Agreement, dated April 29, 2026, by and among the Company, the Underwriters and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated April 29, 2026 (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, pursuant to which the Sponsor purchased 4,510,000 warrants in a private placement (the “Sponsor Private Placement Warrants”), each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement). A copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Warrants Agreement, dated April 29, 2026 (the “Cohen Private Placement Warrants Agreement”), by and between the Company and Cohen, pursuant to which Cohen purchased 2,375,000 warrants in a private placement (the “Cohen Private Placement Warrants”), each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement). A copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

A Private Placement Warrants Agreement, dated April 29, 2026 (the “Clear Street Private Placement Warrants Agreement”), by and between the Company and Clear Street LLC (“Clear Street”), pursuant to which Clear Street purchased 125,000 warrants in a private placement (together with the Sponsor Private Placement Warrants and the Cohen Private Placement Warrants, the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”), each whole warrant being exercisable for one Class A ordinary share at an exercise price of $11.50 (subject to adjustment, as described in the Registration Statement). A copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

On May 1, 2026, the Company completed its IPO of 25,000,000 Public Units and the Company received gross proceeds of $250,000,000, before deducting underwriting discounts and commissions and other offering expenses.

Item 3.02.	Unregistered Sales of Equity Securities.

On May 1, 2026, simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the Cohen Private Placement Warrants Agreement and the Clear Street Private Placement Warrants Agreement, the Company consummated the private placement of 7,010,000 Private Placement Warrants, in the aggregate, at a price of $1.00 per Private Placement Warrant, generating total proceeds of $7,010,000. The Private Placement Warrants purchased by the Sponsor are substantially similar to the Public Warrants, except that they will be subject to transfer restrictions until 30 days following the completion of the Company’s initial business combination, subject to certain limited exceptions.

All of the Private Placement Warrants to be issued simultaneously with the closing of the IPO will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as sales by an issuer not involving a public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 29, 2026, in connection with the IPO, James Gertler, Bruce Bernstein, Dan Galpern, Kendrick Meek, Brian Daly and Robert S. Mancini (collectively with Philip Kassin, Jeffrey Douglas Epstein and Stuart Ellman, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective April 29, 2026, each of Bruce Bernstein, Brian Daly and Dan Galpern was also appointed to the Board’s Audit Committee, and each of Robert S. Mancini and Kendrick Meek was appointed to the Board’s Compensation Committee.

The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles and pay reasonable consulting, success or finder fees.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors or officers, nor is any such person party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on April 29, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

The Company issued (i) a press release announcing the pricing of the IPO on April 29, 2026 and (ii) a press release announcing the closing of the IPO on May 1, 2026. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 29, 2026, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated April 29, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated April 29, 2026, by and among the Company, RRE Sponsor, LLC and each of the officers and directors of the Company.

10.2	Investment Management Trust Agreement, dated April 29, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated April 29, 2026, by and among the Company, Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, Clear Street LLC and certain other security holders.

10.4	Private Placement Warrants Purchase Agreement, dated April 29, 2026, by and between the Company and RRE Sponsor, LLC.

10.5	Private Placement Warrants Agreement, dated April 29, 2026, by and between the Company and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC.

10.6	Private Placement Warrants Agreement, dated April 29, 2026, by and between the Company and Clear Street LLC.

99.1	Press Release, dated April 29, 2026.

99.2	Press Release, dated May 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRE VENTURES ACQUISITION CORP.

Date: May 1, 2026	By:	/s/ Philip Kassin
	Name:	Philip Kassin
	Title:	Chief Executive Officer

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